Exhibit 10.55
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
CONFIDENTIAL
280 East Grand Avenue
South San Francisco, CA 94080
Tel (650) 624-3000 Fax (650) 624-3010
March 11, 2008
Vinod Ramachandran, Ph.D.
Alliance Management
Worldwide Business Development
2301 Renaissance Blvd.
Mailstop: RN0420
King of Prussia, PA 19406
Re: Amendment to Collaboration and License Agreement; [***]
Dear Dr. Ramachandran:
As you know, Glaxo Group Limited (“GSK”) and Cytokinetics, Inc. (“CK”) are parties to that certain Collaboration and License Agreement dated June 20, 2001, as amended (the “Collaboration Agreement”).
The Parties agree that the last sentence of Section 8.2.1 of the Collaboration Agreement is hereby amended in its entirety to read as follows:
“Subject always to the foregoing, [***] will be responsible at the expense of [***] for drafting, filing, prosecuting and maintaining any jointly owned Patent directed primarily to Compounds [***], including, but not limited to, processes for making Compounds [***], methods of use of Compounds [***] or intermediates of such; provided that [***] may elect to request that [***] be responsible for drafting, filing, prosecuting and maintaining any such Patent, subject to [***] in connection therewith.”
Except as specifically modified hereby, the Collaboration Agreement shall remain in full force and effect. Capitalized terms used herein and not otherwise defined have the meaning ascribed in the Collaboration Agreement.
Please have this letter countersigned by an authorized representative of GSK if you agree to the foregoing terms.

Sincerely,		Agreed and accepted:

/s/ Robert I. Blum		GLAXO GROUP LIMITED

		By:	/s/ Paul Williamson

		Name:	Paul Williamson
Robert I. Blum President and Chief Executive Officer Cytokinetics, Inc.		Title: for and on behalf of Edinburgh Pharmaceutical Industries, Limited, Corporate Director Date: 20 March 2008

cc:	Lisa A. DeMarco, Esq., Vice President and Associate General Counsel,
R&D Legal Operations, GlaxoSmithKline Laura Madden, Esq., Patent Counsel, GlaxoSmithKline

*** Certain information on the page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.